                                                                    EXHIBIT 10.1

                               AGREEMENT TO AMEND
                 RECEIVABLES- AND INVENTORY-BACKED CREDIT LINES


         THIS AGREEMENT TO AMEND RECEIVABLES- AND INVENTORY-BACKED CREDIT LINES (this "Agreement") made and entered into as of August 13,1999 by and between INTELECT COMMUNICATIONS, INC., a Delaware corporation ("ICI" or "Borrower"); and THE COASTAL CORPORATION SECOND PENSION TRUST, a trust organized under the laws of the State of Texas ("Lender") (the "Parties"):

                                 W I T N E S S:

         WHEREAS, Lender and Borrower entered into a LOAN AGREEMENT FOR RECEIVABLES BACKED BORROWING dated September 14, 1998 as amended by Addendum dated January 13, 1999, and Second Addendum dated July 16, 1999 (the "Receivables Facility"); and

         WHEREAS, Lender and Borrower entered into a LOAN AGREEMENT FOR INVENTORY BACKED BORROWING dated November 24, 1998 as amended by Addendum dated December 31, 1998 (the "Inventory Facility"); and

         WHEREAS, Borrower has an existing line of credit with St. James Capital Partners, L.P. and SJMB, L.P. (collectively, "St James"); and

         WHEREAS, Borrower seeks additional debt funding for its working capital requirements and is willing to issue Warrants for the acquisition of the Common Stock of Borrower as further inducement for the issuance of this facility;

         WHEREAS, Lender is willing to accept Common Stock of the Borrower in partial payment of the debt under the Receivables and Inventory Facilities, as amended and restated (the "Loan Agreement"); and

         WHEREAS, Lender is willing to continue to loan funds to Borrower to meet its current working capital requirements on a secured basis, including security for the loan in (1) the pledge of the Pledged Securities; (2) a collateral assignment of Accounts of the Designated Subsidiaries; and (3) a secured interest in the Inventory of the Designated Subsidiaries, all as provided herein and in a Security, Assignment and Pledge Agreement among Lender, Borrower and its Designated Subsidiaries of even date herewith, and subject to the Intercreditor Agreement with St. James;

         WHEREAS, Borrower and Lender desire to memorialize their intention to combine and amend the Receivables Facility and the Inventory Facility, reduce the current balance of the credit lines by the sale of Common Stock of the Borrower to Lender and application of the proceeds to the loan balance, to advance additional funds, and to issue and reprice warrants;

         NOW, THEREFORE, for and in consideration of the premises, and the mutual covenants and agreements herein contained, the Borrower and the Lender agree as follows:

                                    ARTICLE 1
                                  GENERAL TERMS

         Section 1.01 Definitions. The terms used herein shall have the meanings given in the Loan Agreement.

                                    ARTICLE 2
                     AMENDED TERMS OF TRANSACTION DOCUMENTS

         Section 2.01 The Loan Agreement. Subject to the terms and conditions and relying on the representations and warranties contained in this Agreement, Borrower and Lender agree to the following:


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                  (a) Subject to the terms hereof, Borrower and Lender agree to amend and restate the Receivables Facility and the Inventory Facility as a single loan facility, to permit borrowing up to a total of eighty percent (80%) of the Inventory and Eligible Accounts, to increase the credit line thereunder to a total of Twelve Million Dollars ($12,000,000), based on the combined lending base of Accounts and Inventory, and to extend the Maturity Date and Termination Date to July 31, 2000. All other terms of the facilities shall remain unchanged.

                  (b) The Notes currently outstanding shall be amended and restated as a single instrument consistent with the Amended and Restated Facility

         Section 2.02 The Security Agreement.

                  (a) Subject to the terms hereof, Borrower and Lender agree to amend and restate the Security Agreement for Receivables Backed Borrowing and the Security Agreement for Inventory Backed Borrowing as a single agreement. The Amended and Restated Security Agreement shall be an extension and renewal of the existing recorded and perfected security interests of the Lender.

                                   ARTICLE 3
                                    REPAYMENT

         Section 3.01 Debt Reduction. Borrower and Lender agree to convert Three Million Dollars ($3,000,000) in Indebtedness under the Note and Loan Agreement to Common Stock of the Borrower at the closing of this agreement, provided that St. James converts at least Two Million Dollars ($2,000,000) of Borrower's debt at the same time.

         Section 3.02 Shares Issued. Borrower shall issue to Lender 2,777,778 shares of Common Stock in repayment of Three Million Dollars ($3,000,000) in principal under the Advances (the "Repayment Shares").

                                    ARTICLE 4
                                    WARRANTS

         Section 4.01 Warrants. As an inducement to enter this Agreement, but for which Lender would not do, Borrower agrees to issue to Lender Warrants to purchase 1,067,308 shares of Common Stock at a price per share of ONE AND 30/100 DOLLARS ($1.30). Borrower agrees to issue a Warrant in the form of Exhibit A.

         Section 4.02 Reissued Warrants. As a further inducement, Borrower agrees to reissue to Lender the Warrants issued on August 27, 1997 at an exercise price per share of Six Dollars ($6.00). The exercise price shall be the same as for the Warrants issued under section 4.01, and the number of Warrants shall be adjusted for dilution as specified in the Warrant. (The Warrants issued under section 4.01 and 4.02 are referred to herein collectively as the "Warrants").

         Section 4.03 Registration Rights. Borrower further agrees to register the resale of the shares of Common Stock to be issued in accordance with Article 3 in accordance with the Registration Rights Agreement attached hereto as Exhibit B, provided that the registration statement shall be filed with the Securities and Exchange Commission not later than ten (10) days following the Effective Date, and Borrower shall seek to make the registration effective within sixty (60) days of filing.

                                    ARTICLE 5
                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Lender to enter into the Note and Agreement, Borrower represents and warrants to the Lender (which representations and warranties shall survive the closing) that:

         Section 5.01 Organization. Borrower is a corporation duly existing and in good standing under the laws of the State of Delaware. Each of the Borrower and its Material Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, has all requisite corporate power and authority to own its Property and to carry on its business as now conducted, and is in good standing and authorized to do business in each jurisdiction in which the Borrower or such Material Subsidiary owns real Property or conducts such business, where the failure to maintain such good standing or authorization is reasonably expected to have a Material Adverse Effect.


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         Section 5.02 Authorization; No Conflict. The execution and delivery of this Agreement, the execution and delivery of the Note and the performance by the Borrower of its obligations under this Agreement, the Loan Agreement and the Note are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental approvals (if any shall be required) and do not and will not contravene or conflict with any rule, regulation, decree or order or provision of law or of the charter or by-laws of the Borrower or of any material agreement binding upon the Borrower or any of its properties, except to the extent any such consent or approval has been obtained or waived, and delivered to Lender.

         Section 5.03 Binding Obligations. This Agreement constitutes the legal valid and binding obligation of the Borrower, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally or under general principles of equity.

         Section 5.04 Defaults. Except as disclosed to the Lender, neither the Borrower nor any Subsidiary is in Default in any respect which has or would have a Materially Adverse Effect on the consolidated business, Property, operations or financial condition of the Borrower and its Consolidated Subsidiaries under any instrument evidencing borrowed money to which the Borrower or a Subsidiary is a party or by which it is bound.

         Section 5.05 Outstanding Common Stock. As of August 10, 1999, there were 48,885,278 shares of Common Stock outstanding, including 191,435 shares in treasury.

                                    ARTICLE 6
                    REPRESENTATIONS AND WARRANTIES OF LENDER

         Section 6.01 Lender hereby represents and warrants to the Company as follows:

                  (a) Organizational Status; Authority; Enforceability; No conflicts; etc. Lender is a trust, duly formed under the laws of the State of Texas, and has all requisite power and authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement and the consummation of the transactions hereunder have been duly authorized by all required action. This Agreement has been duly executed and delivered on behalf of Lender and is a legal, valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy and insolvency laws and general principles of equity. This Agreement does not conflict with any of Lender's organizational documents or partnership agreement, or any other contract or agreement to which it is a party, or any law, rule or regulation binding on or applicable to Lender.

                  (b) Investment Intent. Lender is acquiring the Repayment Shares, the Warrants and the share of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, it does not agree to hold any of the Repayment Shares or Warrant Shares for any minimum or other specific term and reserves the right to dispose of the Repayment Shares or Warrant Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act, except as otherwise provided in this Agreement.

                  (c) Accredited Investor Status. Lender is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

                  (d) Reliance on Exemptions. Lender understands that the Repayment Shares, the Warrants and the Warrant Shares are being issued to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and Lender's compliance with, the representations and warranties of Lender in order to determine the availability of such exemptions and the eligibility of Lender to acquire the Repayment Shares, the Warrants and the Warrant Shares.

                  (e) Information. Lender and its advisors, if any, have been afforded the opportunity to ask questions of the Company, including its management. Lender has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Repayment Shares, the Warrants and the Warrant Shares. Lender acknowledges that:


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                           (i) it has access to copies of (and acknowledges that
                  the Company has offered to provide, upon its request, copies
                  of) the Company's filings with the Securities Exchange Commission (collectively, the "Public Documents");

                           (ii) it understands that the acquisition of Common
                  Stock entails various risks including, but not limited to, those outlined in the Public Documents and in this Agreement, and has determined that the Repayment Shares and the Warrants are a suitable investment and that at this time it could bear a complete loss of its investment; and

                           (iii) any information which Lender has heretofore
                  represented or furnished to the Company with respect to its financial sophistication is correct and complete as of the date of this Agreement.

                  (g) No Governmental Review. Lender understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Repayment Shares, the Warrants or the Warrant Shares or the fairness or suitability of the investment in the Repayment Shares, the Warrants or the Warrant Shares nor have such authorities passed upon or endorsed the merits of the offering.

                  (h) Transfer or Resale. Lender understands that except as provided herein: (i) the Repayment Shares, the Warrants and the Warrant Shares have not been registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered, (B) Lender shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that the Repayment Shares, the Warrants and the Warrant Shares to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) Lender provides the Company with reasonable assurance that such Repayment Shares, the Warrants or the Warrant Shares can be sold, assigned or transferred pursuant to Rule 144 promulgated under the Securities Act, as amended (or a successor rule thereto)("Rule 144"); and (ii) any sale of the Repayment Shares, the Warrants or the Warrant Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Repayment Shares, the Warrants or the Warrant Shares under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) except as expressly provided in this Agreement or the Registration Rights Agreement, neither the Company nor any other person is under any obligation to register such shares under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

         Section 6.02 Lender acknowledges that the Repayment Shares, the Warrants and the Warrant Shares shall be issued with the following restrictive legend:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW (COLLECTIVELY, THE "ACTS"). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL (1) SUCH SECURITIES HAVE BEEN REGISTERED UNDER THE ACTS OR (2) THE HOLDER OF SUCH SECURITIES PROVIDES THE COMPANY WITH (a) AN UNQUALIFIED WRITTEN OPINION OF LEGAL COUNSEL, WHICH COUNSEL AND OPINION (IN FORM AND SUBSTANCE) SHALL BE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT THE PROPOSED DISPOSITION OF SUCH SECURITIES MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE ACTS OR (b) SUCH OTHER EVIDENCE AS MAY BE REASONABLY SATISFACTORY TO THE COMPANY THAT THE PROPOSED DISPOSITION OF SUCH SECURITIES MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE ACTS.


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                                    ARTICLE 7
                                    COVENANTS

         Until the expiration or termination of this Agreement and thereafter until all obligations of the Borrower under the Transaction Documents are performed or paid in full, without the consent of the Lender, the Borrower will not:

         Section 7.01 Restrictions on Borrowing. So long as the Indebtedness is outstanding, except for obligations of the Borrower outstanding on the date hereof, and extensions thereof, Borrower shall not, nor permit any Subsidiary to, create, incur, assume or suffer to exist any liability for borrowed money without the consent of Lender, which consent shall not be unreasonably withheld. Borrower will not enter into or become subject to, and will not permit any of its Material Subsidiaries to enter into or become subject to, any agreement (other than this Agreement or other agreements in existence on the date hereof disclosed to Lender) that prohibits or otherwise restricts the right of such Borrower or its Material Subsidiaries to create, incur, assume or suffer to exist any Lien in favor of the Lender on any of such Borrower's, or any of its Material Subsidiaries', assets.

         Section 7.02 Payment of Dividends. Borrower shall not declare or pay any dividend or make any distribution on its Capital Stock or to the holders of its Capital Stock (other than (i) dividends or distributions payable in its Capital Stock, (ii) dividends or distributions of a right, junior preferred stock or other similar security in connection with a shareholder rights plan, to the extent that such rights, junior preferred stock or security attach equally to all shares of the Borrower's Common Stock, and (iii) dividends on its Preferred Stock other than mandatory redemption Preferred Stock of the Borrower) or purchase, redeem or otherwise acquire or retire for value, or permit any Subsidiary to purchase or otherwise acquire for value, any such Capital Stock if at the time of such action any Loan under this Agreement is outstanding; provided, however that Borrower shall be permitted to repurchase or redeem any of its preferred stock now or hereafter outstanding.

         Section 7.03 Registration. Borrower shall file a registration statement for the Common Stock issued in accordance with this Agreement, including the Common Stock to be issued on exercise of the Warrants, with the Securities and Exchange Commission not later than ten (10) days following the Effective Date, and Borrower shall seek to make the registration effective within sixty (60) days of filing.

                                    ARTICLE 8
                                EVENTS OF DEFAULT

         Section 8.01 Events of Default. Any of the following Default events shall each be considered an "Event of Default" as that term is used herein:

                  (a) Default on Other Debt. The Borrower or any Subsidiary fails to make payment when due on any indebtedness for borrowed money in an aggregate principal amount in excess of One Hundred Thousand Dollars ($100,000) at the time outstanding (after giving effect to any applicable grace periods); or any default shall occur with respect to any such indebtedness, or under any agreement securing or relating to such indebtedness, the effect of which is to cause or to permit any holder of such indebtedness or a trustee to cause (whether or not such holder or trustee elects to cause) such indebtedness, or portion thereof, to become due prior to its stated maturity or prior to its regularly scheduled dates of payment and such Default remains uncured for a period of thirty (30) days; or

                  (b) Non-Payment of Indebtedness. Default is made in the payment or prepayment when due of any Indebtedness and such Default continues for a period in excess of five (5) days; or

                  (c) Representations and Warranties. Any representation or warranty made by the Borrower in this Agreement proves to have been incorrect in any material respect as of the date hereof; or any representation, statement (including Financial Statements), certificate or data furnished or made by the Borrower under this Agreement, proves to have been untrue in any material respect, as of the date as of which the facts therein set forth were stated and which in either such case may constitute a Material Adverse Effect; or

                  (d) Covenants. Default is made in the due observance or performance of any of the covenants or agreements contained in this Agreement to be kept or performed by the Borrower and such Default continues unremedied for a period of thirty (30) days after the earlier of (i) notice thereof being given by the Lender to the Borrower, or (ii) such Default otherwise becoming known to the Borrower, where such Default would have a Material Adverse Effect; or

                  (e) Involuntary Bankruptcy or Receivership Proceedings. A custodian, receiver, conservator, liquidator or trustee of the Borrower or any Material Subsidiary or of any Property thereof is appointed by the order or decree of any court or agency or supervisory authority having jurisdiction, and such decree or order remains unstayed for more than sixty (60) days; or the Borrower or any Material Subsidiary is adjudicated bankrupt or insolvent and such order or decree remains unstayed for more than sixty (60) days; or any Property of the Borrower or any Material Subsidiary is sequestered by court order; or a petition is filed against the Borrower or any Material Subsidiary under any state or federal bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution, liquidation or receivership law of any jurisdiction, whether now or hereafter in effect, and is not stayed or dismissed within sixty (60) days after such filing; or

                  (f) Voluntary Petitions. The Borrower or any Material Subsidiary files a petition in bankruptcy or seeks relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, or consents to the filing of any such petition under any such law; or

                  (g) Assignments for Benefit of Creditors, Etc. The Borrower or any Material Subsidiary makes an assignment for the benefit of its creditors, or admits its inability to pay its debts as they become due, or consents to the appointment of a receiver, custodian, trustee or liquidator of the Borrower or any Material Subsidiary or of all or any part of its respective Property; or

                  (h) Discontinuance of Business. The Borrower, Intelect Network Technologies Company , DNA Enterprises, Inc., or Intelect Visual Communications Corp. discontinues its business; or

                  (i) ERISA Default. A Plan fails to maintain the qualifications for any Plan required by ERISA, and there shall result from any such event or events either liability or a material risk of incurring liability to the PBGC or to a Plan, which would have a Material Adverse Effect; or

                  (j) Cross Default. Borrower is in Default under any of the other Transaction Documents.

         Section 8.02 Remedies. Upon the happening of any Event of Default specified in Section 7.01 hereof, the Lender may by written notice to the Borrower declare (i) all Loans then outstanding to be immediately due and payable without presentment, demand, protest, notice of protest, or dishonor or other notice of Default of any kind, all of which are hereby expressly waived by the Borrower, and/or (ii) all obligations, if any, of the Lender hereunder to be immediately terminated.

         Section 8.03 Right of Set-Off. Upon the occurrence and during the continuance of any Event of Default the Lender is hereby authorized at any time and from time to time, without notice to the Borrower (any such notice being expressly waived by the Borrower), to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by the Lender to or for the credit or the account of the Borrower against any and all of the Indebtedness of the Borrower, irrespective of whether the Lender shall have made any demand under this Agreement or the Note and although such obligations may be unmatured. The Lender agrees promptly to notify the Borrower after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. In addition, the Lender recognizes and agrees, and any other holder of the Note by acceptance hereof shall be deemed to agree, that any and all balances, credits, deposits, accounts or moneys of the Borrower now or hereafter with the Lender or other holder shall, at the direction of the Borrower, be applied to the payment and prepayment of any obligation of the Borrower to the Lender or other holder hereunder.


                                    ARTICLE 9
                                  MISCELLANEOUS

         Section 9.01 Notices. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective Parties hereto shall be deemed to have been duly given or made when delivered to the party to which such notice, request, demand or other communication is required or permitted to be given or made under this Agreement or the Note, addressed to such party at its address set forth below or at such other address as either of the Parties hereto may hereafter notify the other in writing.


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


To Borrower:               INTELECT COMMUNICATIONS, INC.
                           1100 Executive Drive
                           Richardson, Texas  75081
                           Telephone:       972-367-2100
                           Telecopy:        972-367-2271
                           Attention: Herman Frietsch, Chairman and CEO

with a copy to:            RYAN & SUDAN, L.L.P.
                           909 Fannin, 39th Floor
                           Houston, Texas 77010
                           Telephone:       713-652-0501
                           Telecopy:        713-652-0503
                           Attention:  Philip P. Sudan, Jr., Esq.

To Lender:                 THE COASTAL CORPORATION SECOND PENSION TRUST
                           Nine Greenway Plaza
                           Houston, Texas  77046-0995
                           Telephone:       713-877-7640
                           Telecopy:        713-297-1734
                           Attention: Donald H. Gullquist, Trustee

with a copy to:            THE COASTAL CORPORATION
                           Nine Greenway Plaza
                           Houston, Texas  77046-0995
                           Telephone:       713-877-6920
                           Telecopy:        713-877-7132
                           Attention: Director, Financial Administration

         Section 9.02 Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the Parties hereto; provided, however, the Borrower may not assign or transfer any of its interest hereunder without the prior written consent of the Lender and provided further that the Lender may not assign the Note or its interest hereunder without the prior written consent of the Borrower, which consent of either party shall not be withheld unreasonably.

         Section 9.03 Survival of Representations. All representations and warranties of the Borrower herein shall survive the effective date of this Agreement.

         Section 9.04 Renewal, Extension or Rearrangement. All provisions of this Agreement relating to the Note shall apply with equal force and effect to each and all promissory notes hereinafter executed which in whole or in part represent a renewal, extension for any period, increase or rearrangement of the Note.

         Section 9.05 Invalidity. In the event that any one or more of the provisions contained in the Note or this Agreement shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of the Note or this Agreement.

         Section 9.06 Amendment or Waiver. This Agreement may not be amended, changed, waived, discharged or terminated without the written consent of the Borrower and the Lender.

         Section 9.07 No Waiver; Remedies Cumulative. No failure or delay on the part of the Borrower or the Lender in exercising any right, power or privilege hereunder and no course of dealing between the Borrower and the Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under the Note preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Borrower or the Lender would otherwise have.

         Section 9.08 Interest. It is the intention of the Parties hereto to conform strictly to applicable usury laws as presently in effect. Accordingly, if the transactions contemplated hereby would be usurious under applicable law (including the laws of the United States of America and the law of any jurisdiction whose laws are mandatorily applicable), then, in that event, notwithstanding anything to the contrary in the Note or this Agreement, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under applicable law that is contracted for, charged or received under the Note or this Agreement or under any other agreements or otherwise in connection with the Note shall under no circumstances exceed the Highest Lawful Rate, and any excess shall be credited on the Note by the holder thereof (or, if the Note shall have been paid in full, refunded to the Borrower); and (ii) in the event that the maturity of the Note is accelerated by reason of an election of the Holder thereof resulting from any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest may never include more than otherwise would be calculated at the Highest Lawful Rate, and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited on the Note (or, if the Note shall have been paid in full, refunded to the Borrower).

         Section 9.09 Headings. The descriptive headings of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

         Section 9.10 Counterparts. This Agreement may be executed in any number of counterparts and by the different Parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Lender.

         Section 9.11 Governing Law. THIS AGREEMENT, AND THE APPLICATION OR INTERPRETATION THEREOF, SHALL BE GOVERNED EXCLUSIVELY BY ITS TERMS AND BY THE LOCAL, INTERNAL LAW OF THE STATE OF TEXAS, U.S.A., EXCEPT TO THE EXTENT THE CONFLICTS OF LAWS RULES OF THE STATE OF TEXAS WOULD REQUIRE THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION IN WHICH CASE THE LAWS OF THE STATE OF TEXAS SHALL NONETHELESS APPLY. THE PARTIES CONSENT TO JURISDICTION IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF HARRIS, STATE OF TEXAS, U.S.A.

         Section 9.12 Entire Agreement. This Agreement, including the Exhibits attached hereto and the documents delivered pursuant hereto, constitutes the entire agreement between the Parties with respect to the subject matter of this Agreement and supersedes all previous communications, representations, understandings, and agreements, either oral or written, between the Parties with respect to the subject matter.

THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH ANY OF THE MAKERS OR ANY OF THEIR RESPECTIVE SUBSIDIARIES IS A PARTY CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(A) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the Parties have caused this instrument to be executed as of the date first above written.

INTELECT COMMUNICATIONS, INC.               THE COASTAL CORPORATION SECOND
                                              PENSION TRUST

By:                                         By:
   ---------------------------                 --------------------------------
         Herman M. Frietsch                      Donald H. Gullquist
         Chairman & CEO                          Senior Vice President
                                                 The Coastal Corporation

                                 LOAN AGREEMENT
                                    EXHIBIT A

                                     WARRANT

                                 LOAN AGREEMENT
                                    EXHIBIT B

                          REGISTRATION RIGHTS AGREEMENT